IMPORTANT NOTICE
PLEASE READ IMMEDIATELY                      PRELIMINARY PROXY MATERIAL


                  CHURCHILL CASH RESERVES TRUST
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                      on September 25, 1997

TO SHAREHOLDERS OF THE TRUST:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Churchill Cash Reserves Trust (the
"Trust") will be held

Place:    (a)  at the offices of the Trust,
               380 Madison Avenue, Suite 2300,
               New York, NY 10017

Time:     (b)  on September 25, 1997 at 10:00 a.m. local time

Purposes: (c)  for the following purposes:

               (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending
               September 30, 1997 (Proposal No. 1);


Please Note:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii) to act upon proposed modifications of the Trust's investment restrictions regarding investment of more than 5% of the Trust's assets in the securities of a single Issuer (Proposal No. 2);

               (iv)   to act upon any other matters which may
               properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:   (d)  To vote at the Meeting, you must have been a
               shareholder on the Trust's records at the close of business on July 16, 1997 (the "record date").
               Also, the number of shares held by you according to such records at the close of business on the record date determines the number of shares you may vote at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees


                         EDWARD M. W. HINES
                         Secretary


August 31, 1997




                              (ii)

CHURCHILL CASH RESERVES TRUST

380 Madison Avenue, Suite 2300
New York, New York 10017
PROXY STATEMENT
INTRODUCTION


     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Cash Reserves Trust (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about August 31, 1997.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-7496 toll-free or 212-697-6666.

     The Trust's investment adviser is Banc One Investment
Advisors Corporation, 416 West Jefferson Street, Louisville, KY
40202. The Trust's administrator (the "Administrator") is Aquila
Management Corporation, 380 Madison Avenue, Suite 2300, New York,
NY 10017.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee, by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on that proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on any proposal, the proxy holders will vote your shares for the proposal.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     All shareholders of record on the record date are entitled to vote at the meeting. Each shareholder of the Trust is entitled to one vote for each share outstanding on the record date.

     On the record date, the total number of shares outstanding for the Trust was 204,791,630. Of the shares of the Trust outstanding on the record date a nominee of Bank One Trust Co. held of record 186,350,367 shares (91.0%). The Trust's management is not aware of any other person who beneficially owned 5% or more of its outstanding shares on such date. On the basis of information received from the record owner listed above, the Trust's management believes (i) that all of the shares indicated are held for the benefit of custodial or trust clients; and (ii) that all of such shares could be considered as "beneficially" owned by the named shareholders in that they possessed shared voting and/or investment powers as to such shares.


                      ELECTION OF TRUSTEES

     At the Meeting, eight Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee, and was previously elected by the shareholders in March, 1996. Each of the nominees has been a Trustee since the beginning of the Trust's operations in July, 1985, except that Mr. Nightingale has been a Trustee since 1993 and Mr. Dean, Ms. Herrmann, Ms. Leven and Mr. Ramsey have been Trustees since 1995. All of the Trustees are also Trustees of Churchill Tax-Free Trust, the only operating portfolio of which is Churchill Tax-Free Fund of Kentucky, a tax-free municipal bond fund. In the table below and elsewhere in this Proxy Statement, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." On the record date, the Trustees and officers as a group owned less than 1% of the outstanding shares. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and as a Director, officer and shareholder of the Distributor. Ms. Herrmann is an interested person of the Trust as a member of his immediate family. Ms. Leven is an interested person as a beneficiary of a trust that owns shares of the parent company of the Adviser. They are so designated by an asterisk.

     Described in the following material are the name, positions with the Trust, age as of July 16, 1997 and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 68, Shares Owned: None

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") and this Trust are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Thomas A. Christopher, Trustee, Age: 49, Shares Owned: None

Shareholder of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President of A Good Place for Fun, Inc., a sports facility, since 1987; active member of the American Institute of Certified Public Accountants; Board of Directors of the Kentucky Society of CPAs 1991 to 1994; Trustee of Churchill Tax-Free Fund of Kentucky since 1992; presently active in leadership roles with various civic, community and church organizations.

Douglas Dean, Trustee, Age: 48, Shares Owned: None

Founder and President of Dean, Dorton & Ford P.S.C., a public accounting firm, since 1979; previously Staff Accountant, Tax Supervisor and Tax Manager with Coopers & Lybrand, a public accounting firm; Trustee of Trent Equity Fund, an equity mutual fund, 1992-1994; and of Churchill Tax-Free Fund of Kentucky since 1987; Active as an officer and board member of various charitable and community organizations.

Diana P. Herrmann*, Trustee, Age: 39, Shares Owned: None

Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994, and of Churchill Tax-Free Fund of Kentucky since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Administrator since 1997; Senior Vice President and Secretary, formerly Vice President of the Administrator since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Ann R. Leven*, Trustee,  Age: 56, Shares Owned: None

Treasurer of the National Gallery of Art, Washington, D.C., since 1994, Deputy Treasurer, 1990-1994; Treasurer of the Smithsonian Institution, Washington, D.C., 1984-1990; President of ARL Associates, strategic consultants, since 1983; Vice President/Senior Corporate Planning Officer of The Chase Manhattan Bank, N.A., 1979-1983; Treasurer of The Metropolitan Museum of Art, 1972-1979; Trustee of Short Term Asset Reserves, 1984-1993, of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky since 1987, of Cascades Cash Fund, 1989-1994, and of Aquila Cascadia Equity Fund since 1996; Trustee of Oxford Cash Management Fund, 1987-1988; Director of the Delaware Group of mutual funds since 1989; Adjunct Professor at Columbia University Graduate School of Business Administration since 1975; Trustee of the American Red Cross Endowment Fund, 1985-1990; Member of the Visiting Committee of Harvard Business School, 1979-1985; Member of the Board of Overseers of The Amos Tuck School, Dartmouth College, 1978-1984; Staff Director of the Presidential Task Force on the Arts and Humanities, 1981; Director of Alliance Capital Reserves Fund, a money market fund, 1978-1979.

Theodore T. Mason, Trustee, Age: 61 , Shares Owned: None

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Alumni Association, SUNY Maritime College since 1997; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Anne J. Mills, Trustee, Age: 58, Shares Owned: None

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA since 1994; Director of the American Baptist Foundation since 1985; Trustee of Brown University; Trustee of Tax-Free Trust of Arizona since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Tax-Free Fund For Utah since 1994.

William J. Nightingale, Trustee, Age: 67, Shares Owned: None

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, Inc., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Narragansett Insured Tax-Free Income Fund since 1992 and of Churchill Tax-Free Fund of Kentucky since 1993; Director of Yale International, Inc. (various industrial manufacturing companies); Glasstech Inc. (glass bending equipment and engineering) and Ring's End, Inc. (retail lumber and building supply chain).

James R. Ramsey, Trustee, Age: 48, Shares Owned: None

Vice President for Finance and Administration, and Professor of Economics, Western Kentucky University; Trustee of Churchill Tax-Free Fund of Kentucky since 1987. Chief State Economist and Executive Director of the Office for Financial Management and Economic Analysis of the Commonwealth of Kentucky, 1981-1992; Adjunct Professor of the University of Kentucky; Assistant Dean and Director of Public Administration of Loyola University in New Orleans, Louisiana, 1978-1981; Assistant Professor of Public Finance and Administration of Loyola University, 1977-1981; Assistant Professor of Economics, Middle Tennessee State University, 1975-1977; published numerous articles, monographs and working papers on economics and fiscal management.

Charles E. Childs, III,  Vice President, Age: 40

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Senior Vice President, Vice President or Assistant Vice President of the Money-Market Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987); Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc.
(NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President and Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Jerry G. McGrew, Vice President, Age: 53

Senior Vice President of Aquila Rocky Mountain Equity Fund since 1997; Senior Vice President of Churchill Tax-Free Fund of Kentucky since 1994, Vice President since 1987; Vice President of Tax-Free Fund For Utah since 1992; Registered Principal since 1993; Vice President of Aquila Distributors, Inc. since 1993; Registered Representative of J.J.B. Hilliard, W.L. Lyons Inc., 1983-1987; Account Manager with IBM Corporation, 1967-1981; Gubernatorial appointee, Kentucky Financial Institutions Board, since 1993; Chairman, Total Quality Management for Small Business, 1990-1994; President of Elizabethtown/Hardin County, Kentucky, Chamber of Commerce, 1989-1991; President of Elizabethtown Country Club, 1983-1985.

Rose F. Marotta, Chief Financial Officer, Age: 73

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary,  Age: 57

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 30

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; formerly a Legal
Associate for Oppenheimer Management Corporation, 1993-1995.

     The Trust does not pay fees to Trustees affiliated with the Administrator or to any of the Trust's officers. During the fiscal year ended September 30, 1996, the Trust paid $55,724 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.




                                  Compensation       Number of
                                  from all           boards which
              Compensation        funds in the       the Trustee
Name          from the Trust      Aquila Group       now serves
Thomas A.         $5,451            $12,001             2
Christopher

Douglas Dean      $4,800            $13,332             2

Ann R.            $5,100            $19,000             4
Leven

Theodore T.       $5,087            $48,182             8
Mason

Anne J.           $5,508            $30,066             6
Mills

William J.        $5,592            $12,203             3
Nightingale

James R.          $5,331            $19,000             2
Ramsey


     For the fiscal year ended September 30, 1996, the fees payable to the Adviser under the Advisory Agreement were $521,359 of which $77,712 was voluntarily waived. During the same period, fees payable to the Administrator under the Administration Agreement were $267,924 of which $39,771 was voluntarily waived.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act, of the Trust. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held six meetings. All Trustees were present at least 75% of the total number of Board and (if such Trustee was a member of that Committee) Audit Committee meetings.


                  RATIFICATION OR REJECTION OF
                SELECTION OF INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending
September 30, 1997; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                    PROPOSED MODIFICATIONS OF
              THE TRUST'S INVESTMENT RESTRICTIONS
                        (Proposal No. 2)

Background and Reasons for the Proposal

     The purpose of this proposal is to seek shareholder approval of a change in the Trust's investment restrictions, which currently have the effect of preventing the Trust from making certain investments.

     The Trust has a number of policies concerning what it can and cannot do. Those policies, which are called "fundamental policies," may not be changed unless the change is approved by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust's outstanding shares. (See "Vote Required" below for the definition of such a majority.) One such policy, as set forth in the Trust's Prospectus, is the following:

     The Trust cannot buy the securities (not including U.S.
     Government Securities) of any issuer if more than 5% of its total assets (valued at market value) would then be invested in securities of that issuer.

     It is proposed that this policy be changed for the following reasons.

     As a money market fund, the Trust operates under a rule of the Securities and Exchange Commission, Rule 2a-7, (the ("Rule") which allows the Trust to use the "amortized cost" method of valuing its securities and which contains certain risk limiting provisions, including requirements as to maturity, quality and diversification of the Trust's portfolio. The Trust is a diversified investment company.

     Under the Rule, the Trust must limit its investments to those instruments which are denominated in U.S. dollars, which are determined by the Board of Trustees to present minimal credit risks, and which, at the time of purchase, are Eligible Securities. In accordance with the Rule, the Board of Trustees has adopted investment procedures and has approved investment policies pursuant to which all investment determinations have been delegated to the Adviser, under the direction and control of the Board of Trustees, except for those matters for which the Rule requires Board determination.

     With respect to diversification of the Trust's portfolio, the Rule requires (with limited exceptions) that immediately after purchase of any security, the Trust have invested not more than 5% of its assets in the securities of any one issuer. The Rule provides an exception as follows:

     "[P]rovided, however that [the Trust] may invest more than five percent of its Total Assets in the First Tier Securities of a single issuer for a period of up to three Business days after the purchase thereof (subject to section 5(b)(1) of the Act [15 U.S.C. 80a-5(b)(1)] ..., provided, further that the [Trust] may not make more than one investment in accordance with the foregoing proviso at any time..."

     The Trust's investment restriction, set forth above, prevents the Trust from taking advantage of the exception allowed by the Rule. The Board of Trustees considers that the Trust's investment restriction is not necessary and prevents the Adviser from temporary investments in positions greater than five per cent of the Trust's total. This in turn interferes with the flexibility to handle large purchases and redemptions of the Trusts shares.

     It is proposed to amend the Trust's investment restriction to read as follows:

          The Trust cannot buy the securities (not including U.S. Government Securities) of any issuer if more than 5% of its total assets
          (valued at market value) would then be
          invested in securities of that issuer,
          provided, however that the Trust may invest more than not more than 25% of its total assets in the First Tier Securities (as defined in the Rule) of a single issuer for a period of up to three Business days after the purchase thereof, and provided, further that the Trust may not make more than one investment in accordance with the foregoing proviso at any time.

     The Board of Trustees has determined that the foregoing modifications of the Trust's investment restrictions are in the best interest of the Trust and its shareholders because the Trust will have increased flexibility in managing portfolio liquidity and occasional large inflow and outflows. It is also believed that the ability afforded by the proposed charge will provide an efficient way to insure liquidity in the event of unexpected redemptions and to temporarily invest unanticipated cash flows. In order to comply with the Rule, the Trust cannot make such an investment for more than three business days after purchase, nor can it make more than one such investment at one time. In order to comply with definitions of a diversified investment company in the 1940 Act, such investments cannot exceed 25% of the Trust's total assets.

Action Requested

               THE BOARD OF TRUSTEES RECOMMENDS
               THAT PROPOSAL NO. 2 BE APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust.

     If the required votes are not obtained at the Meeting or any adjourned meeting or meetings, the Board of Trustees will consider appropriate action, which could include calling another special meeting of shareholders.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                  CHURCHILL CASH RESERVES TRUST

        PROXY FOR SHAREHOLDERS MEETING SEPTEMBER 25, 1997

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of CHURCHILL CASH RESERVES TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on September 25, 1997, at the offices of the Trust, 380 Madison Avenue, New York, NY 10017 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW.  THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
           __
          [__]       FOR all nominees listed below
           __
          [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

     LACY B. HERRMANN, THOMAS A. CHRISTOPHER, DOUGLAS DEAN,
      DIANA P. HERRMANN, ANN R. LEVEN, THEODORE T. MASON,
     ANNE J. MILLS, WILLIAM J. NIGHTINGALE, JAMES R. RAMSEY



     Ratification of selection of KPMG Peat
     Marwick LLP as independent auditors
                                   __           __            __
(Proposal No. 1)              FOR [__] AGAINST [__]  ABSTAIN [__]



     Action on Proposed modifications of
     the Trust's investment restrictions
                                   __           __            __
(Proposal No. 2)              FOR [__] AGAINST [__]  ABSTAIN [__]



Dated:  ____________  ______, 1997
           Month           Day


_____________________________________________
SIGNATURE(S)


______________________________________________
SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.